UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 30, 2022

AGTB Private BDC
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	814-01520	88-6102187
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

245 Park Avenue, 26th Floor,
New York, NY 10167
(Address of Principal Executive Offices, Zip Code)

(212) 692-2000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Merger of AG Twin Brook Capital Income Fund and AGTB Private BDC

On January 1, 2023, AGTB Private BDC, a Delaware statutory trust (“Private BDC”), completed its merger (the “Merger”) with AG Twin Brook Capital Income Fund, a Delaware statutory trust (“TCAP”), with TCAP continuing as the surviving company. The Merger was completed pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated December 30, 2022, by and between TCAP and Private BDC. Prior to the Merger closing, Private BDC was an affiliated, privately-offered business development company (“BDC”) managed by AGTB Fund Manager, LLC, an affiliate of Angelo, Gordon & Co., L.P. TCAP is a public, non-exchange traded BDC, with the same investment manager and investment objective as Private BDC.

The Boards of Trustees of both TCAP and Private BDC (each, a “Board”), in each case, including the majority of the trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), approved the Merger Agreement and the transactions contemplated thereby, consistent with the requirements under Rule 17a-8 of the 1940 Act. As a result, the Merger did not require shareholder approval by the shareholders of either TCAP or Private BDC for the Merger to be effected. The Merger Agreement contains customary representations and warranties by each of TCAP and Private BDC. The Merger Agreement also contains customary covenants, including, among others, covenants relating to the operation of each of TCAP’s and Private BDC’s businesses during the period prior to the closing of the Merger. Pursuant to the Merger Agreement, TCAP and Private BDC intend the Merger to be treated as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and each received an opinion to that effect from Simpson, Thacher & Bartlett LLP in connection with the closing.

Pursuant to the Merger Agreement, TCAP and Private BDC caused the Merger to be consummated by filing a certificate of merger (the “Certificate of Merger”) with the Secretary of State of the State of Delaware on December 30, 2022. The Merger became effective on January 1, 2023 (the “Effective Time”), as agreed to by the parties and specified in the Certificate of Merger.

At the Effective Time, common shares of beneficial interest, par value $0.001 per share, of Private BDC outstanding immediately prior to the Effective Time were converted into a number of Class I common shares of beneficial interest, par value $0.001 per share, of TCAP (the “TCAP Common Shares”) equal to a ratio of one to one. As a result, TCAP issued an aggregate of approximately 20,943,030 TCAP Common Shares to former Private BDC shareholders. The TCAP Common Shares issued and outstanding immediately prior to the Effective Time remained outstanding upon the Effective Time and were unaffected by the Merger. As a result, immediately following the Merger, TCAP had approximately 20,945,030 Class I Common Shares outstanding, and no Class S or D Common Shares outstanding.

The foregoing summary description of the Merger Agreement and the transactions contemplated thereby is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which was filed by TCAP as Exhibit 2.1 to its Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on January 5, 2023, and the terms of which are incorporated herein by reference.

The Merger Agreement has been incorporated by reference into this Current Report on Form 8-K in order to provide investors and security holders with information regarding its terms. It is not intended to provide any other information about the parties thereto or their respective subsidiaries and affiliates. The Merger Agreement contains representations, warranties, covenants and agreements that were made only for purposes of the Merger Agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement (except as may be expressly set forth in the Merger Agreement); may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors and security holders should not rely on such representations, warranties, covenants or agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any of the parties to the Merger Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties, covenants and agreements may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the parties to the Merger Agreement.

In connection with the Merger, the two existing credit facilities of Private BDC were indirectly assumed by TCAP, as each of Private BDC’s subsidiaries became subsidiaries of TCAP in the Merger as of the Effective Time.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information in this Current Report on Form 8-K set forth under Item 1.01 is incorporated by reference into this Item 2.01.

Item 8.01	Other Events.

A press release announcing the Merger is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1
Agreement and Plan of Merger among AG Twin Brook Capital Income Fund and AGTB Private BDC, dated as of December 30, 2022. (Incorporated by reference to Exhibit 2.1 to AG Twin Brook Capital Income Fund’s Current Report on Form 8-K filed with the SEC on January 5, 2023).

99.1	Press Release, dated as of January 5, 2023.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AG Twin Brook Capital Income Fund,
on behalf of AGTB Private BDC

Dated: January 5, 2023	By:	/s/ Terrence Walters
	Name:	Terrence Walters
	Title:	Chief Financial Officer and Treasurer